UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

XENIA HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 1200

Orlando, Florida 32801

(Address of Principal Executive Offices)

(407) 317-6950

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 3, 2015 (the “Distribution Date”), Inland American Real Estate Trust, Inc. (“Inland American”) completed the previously announced spin-off of Xenia Hotels & Resorts, Inc. (the “Company”) through a taxable pro-rata distribution by Inland American of 95% of the outstanding common stock, $0.01 par value per share (the “Common Stock”), of the Company owned by it to holders of record of Inland American’s common stock as of the close of business on January 20, 2015 (the “Record Date”). Each holder of record of Inland American’s common stock received one share of Common Stock for every eight shares of Inland American’s common stock held at the close of business on the Record Date (the “Distribution”). In lieu of fractional shares, stockholders of Inland American will receive cash. On February 4, 2015, the Common Stock began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “XHR.”

In connection with the Distribution, the Company entered into certain agreements that, among other things, provide a framework for the Company’s relationship with Inland American after the Distribution, including a Transition Services Agreement, an Employee Matters Agreement and First Amendment to Indemnity Agreement, and entered into a new credit facility. Descriptions of each of these agreements are included below.

Transition Services Agreement

On February 3, 2015, the Company and Inland American entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which Inland American and its subsidiaries will provide to the Company, on an interim, transitional basis, certain legal, information technology, and financial reporting services and other assistance that is consistent with the services provided by Inland American to the Company before the separation or that is designed to provide temporary assistance while the Company develops its own stand-alone systems and processes and transitions historical information and processes from Inland American to the Company. A description of the Transition Services Agreement can be found in the information statement (the “Information Statement”) filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 23, 2015 under the section entitled “Certain Relationships and Related Transactions – Agreements with Inland American – Transition Services Agreement.” Such summary is incorporated herein by reference. The description set forth in this Item 1.01 under the heading “Transition Services Agreement” is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is also attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employee Matters Agreement

On February 3, 2015, the Company and Inland American entered into an Employee Matters Agreement (the “Employee Matters Agreement”) for the purpose of allocating between them certain assets, liabilities and responsibilities with respect to employee-related matters. A description of the Employee Matters Agreement can be found in the Information Statement under the section entitled “Certain Relationships and Related Transactions – Agreements with Inland American – Employee Matters Agreement.” Such summary is incorporated herein by reference. The description set forth in this Item 1.01 under the heading “Employee Matters Agreement” is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is also attached hereto as Exhibit 10.2 and incorporated herein by reference.

First Amendment to Indemnity Agreement

On February 3, 2015, the Company and Inland American entered into a First Amendment to the Indemnity Agreement (the “First Amendment”), which modified the terms of that certain Indemnity Agreement, dated as of August 8, 2014 (the “Indemnity Agreement”) entered into between the Company and Inland American. The First Amendment amends the Indemnity Agreement to provide, subject to the terms thereof, for the advancement of expenses by Inland American to any indemnitee under the Indemnity Agreement in the event that such indemnitee is conducting the defense of a third party claim. The description set forth in this Item 1.01 under the heading “First Amendment to Indemnity Agreement” is qualified in its entirety by reference to the full text of the First Amendment to Indemnity Agreement, which is also attached hereto as Exhibit 10.3 and incorporated herein by reference. A description of the Indemnity Agreement can be found in the Information Statement under the section entitled “Certain Relationships and Related Transactions – Agreements with Inland American – Indemnification Agreement.” Such summary is incorporated herein by reference.

Credit Agreement

On February 3, 2015, the Company’s wholly-owned subsidiary, XHR LP (the “Borrower”), entered into a $400 million unsecured revolving credit facility with a syndicate of bank lenders, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and KeyBanc Capital Markets Inc., as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, N.A. and KeyBank National Association, as co-syndication agents, and Bank of America, N.A. and Citibank, N.A., as documentation agents, (the “Credit Agreement”). A description of the Credit Agreement can be found in the Information Statement under the section entitled “Description of Indebtedness – Our New Revolving Credit Facility.” Such summary is incorporated herein by reference. There are currently no borrowings outstanding under the Credit Agreement.

The Company has entered into a guaranty (the “Parent Guaranty”) pursuant to which the Company has absolutely, irrevocably and unconditionally guaranteed to JPMorgan Chase Bank, N.A., as administrative agent, for the benefit of the lenders party to the Credit Agreement, the payment and performance of the obligations of the Borrower under the Credit Agreement as and when due and payable.

The description set forth in this Item 1.01 under the heading “Credit Agreement” is qualified in its entirety by reference to the full text of the Credit Agreement, which is also attached hereto as Exhibit 10.4 and the Parent Guaranty, which is also attached hereto as Exhibit 10.5, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Credit Agreement and the Parent Guaranty included in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On February 3, 2015, effective upon payment of the Distribution, the sole member of the Board of Directors of the Company (the “Board”) increased the size of the Board from one member to eight members, and appointed each of Jeffrey H. Donahue, the Chairman of the Board, John H. Alschuler, Jr., Keith E. Bass, Thomas M. Gartland, Beverly K. Goulet, Mary E. McCormick and Dennis D. Oklak to fill the vacancies created by the increase in the size of the Board. Marcel Verbaas, who had been elected to the Board effective August 6, 2014, will continue to serve as a director of the Company following the Distribution.

Set forth below are the directors who were appointed as members of each committee of the Board on February 3, 2015:

•	Audit Committee: Mr. Oklak, Ms. Goulet and Mr. Donahue

•	Nominating and Corporate Governance Committee: Ms. McCormick, Ms. Goulet and Mr. Alschuler

•	Compensation Committee: Mr. Gartland, Mr. Alschuler and Mr. Bass

The Information Statement under the section entitled “Management” and “Compensation of Directors” contains the biographical information about the newly appointed directors and information about director compensation. Such information is incorporated herein by reference.

The Board has determined that (i) each of Mr. Donahue, Mr. Alschuler, Mr. Bass, Mr. Gartland, Ms. Goulet, Ms. Cormick and Mr. Oklak qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of the NYSE, (ii) Mr. Oklak, Ms. Goulet and Mr. Donahue satisfy the financial literacy and other requirements to be considered an audit committee financial expert under the rules and regulations of the SEC and the applicable listing standards of the NYSE as well as the heightened independence standards for Audit Committee members set forth in the rules and regulations of the SEC and applicable listing standards of the NYSE, and (iii) Mr. Gartland, Mr. Alschuler and Mr. Bass satisfy the heightened independence standards for Compensation Committee members set forth in the rules and regulations of the SEC and the applicable listing standards of the NYSE.

Indemnification Agreements

On February 3, 2015, the Company entered into indemnification agreements with Marcel Verbaas, its President and Chief Executive Officer, Barry A.N. Bloom, its Executive Vice President and Chief Operating Officer, Andrew J. Welch, its Executive Vice President, Chief Financial Officer and Treasurer, and Philip A. Wade, its Senior Vice President and Chief Investment Officer, each in substantially the form filed as Exhibit 10.15 to Amendment No. 3 to the Registration Statement on Form 10 (the “Registration Statement”) as filed on January 9, 2015 (the “Form Indemnification Agreement”). The Company also intends to enter into indemnification agreements with the non-employee directors substantially in the form of the Form Indemnification Agreement.

The Information Statement provides a description of the terms of the Form Indemnification Agreement under the section entitled “Management – Indemnification” which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Form Indemnification Agreement filed as Exhibit 10.15 to the Registration Statement.

Director Stock Awards

On February 4, 2015, pursuant to the terms of the Xenia Hotels & Resorts, Inc. Director Compensation Program, the Company granted to each of the Company’s non-employee directors, including Messrs. Jeffrey Donahue, John Alschuler, Jr., Keith Bass, Thomas Gartland and Dennis Oklak and Mses. Beverly Goulet and Mary McCormick (the “Directors”), 3,650 fully-vested shares of Common Stock. The number of shares granted to each Director was determined by dividing (x) $75,000, by (y) the closing trading price of a share of Common Stock on the date of grant.

Executive Stock Awards

On February 4, 2015, in order to satisfy certain state liquor license requirements relating the Company’s properties, the Company granted 146 fully-vested shares of Common Stock to each of Marcel Verbaas, the Company’s President and Chief Executive Officer, Barry A.N. Bloom, the Company’s Executive Vice President and Chief Operating Officer, and Andrew J. Welch, the Company’s Executive Vice President, Chief Financial Officer and Treasurer (the “Executives”). The number of shares granted to each Executive was determined by dividing (x) $3,000, by (y) the closing trading price of a share of Common Stock on the date of grant.

The foregoing awards of fully-vested shares of Common Stock to the Directors and the Executives were granted pursuant to the terms of the Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan and the form of Stock Payment Award Grant Notice and Agreement attached hereto as Exhibit 10.6.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 3, 2015, the Company amended and restated its bylaws (the “Amended and Restated Bylaws”), effective as of the payment of the Distribution. The Information Statement provides a description of the terms of the Amended and Restated Bylaws under the sections entitled “Description of Capital Stock” and “Certain Provisions of Maryland Law and our Charter and Bylaws”, which summary is incorporated herein by reference. The description set forth in this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is also attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On February 4, 2015, the Company issued a press release announcing the completion of the Distribution, the commencement of trading of the Common Stock on the NYSE and the launch of a modified “Dutch Auction” self-tender offer (the “Tender Offer”) to purchase for cash up to $125 million in value of shares of the Company’s Common Stock, in accordance with the terms of an offer to purchase, letter of transmittal and other related materials. In accordance with such terms, Xenia will select the lowest price, not greater than $21.00 nor less than $19.00 per share, net to the seller in cash, less any applicable withholding of taxes and without interest, that will enable Xenia to purchase the maximum number of shares of Common Stock having an aggregate purchase price not exceeding $125 million. Xenia expects to fund the Tender Offer with cash received pursuant to the Distribution and cash on hand.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The Tender Offer has been made only pursuant to the offer to purchase, letter of transmittal and related materials that the Company is distributing to its stockholders and has filed with the Securities and Exchange Commission (the “SEC”). The full details of the Tender Offer, including complete instructions on how to tender shares of the Company’s common stock, is included in the offer to purchase, the letter of transmittal and other related materials, which the Company is distributing to stockholders and has filed with the SEC. Stockholders are urged to carefully read the offer to purchase, the letter of transmittal and other related materials because they contain important information, including the terms and conditions of the Tender Offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that the Company files with the SEC at the SEC’s website at http://www.sec.gov or by calling the information agent for the contemplated Tender Offer, who is identified in the materials filed with the SEC at the commencement of the Tender Offer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Xenia Hotels & Resorts, Inc.

10.1	Transition Services Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of February 3, 2015.

10.2	Employee Matters Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of February 3, 2015.

10.3	First Amendment to Indemnity Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of February 3, 2015.

10.4	Revolving Credit Agreement by and among XHR LP, a syndicate of bank lenders, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and KeyBanc Capital Markets Inc., as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, N.A. and KeyBank National Association, as co-syndication agents, and Bank of America, N.A. and Citibank, N.A., as documentation agents, dated as of February 3, 2015.

10.5	Parent Guaranty by Xenia Hotels & Resorts, Inc. for the benefit of JPMorgan Chase Bank, N.A., as administrative agent, dated as of February 3, 2015.

10.6	Form of Stock Payment Award Grant Notice and Agreement.

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated as of February 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENIA HOTELS & RESORTS, INC.

Date: February 9, 2015	By:	/s/ Marcel Verbaas
	Name:	Marcel Verbaas
	Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Xenia Hotels & Resorts, Inc.

10.1	Transition Services Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of February 3, 2015.

10.2	Employee Matters Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of February 3, 2015.

10.3	First Amendment to Indemnity Agreement by and between Inland American Real Estate Trust, Inc. and Xenia Hotels & Resorts, Inc., dated as of February 3, 2015.

10.4	Revolving Credit Agreement by and among XHR LP, a syndicate of bank lenders, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and KeyBanc Capital Markets Inc., as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, N.A. and KeyBank National Association, as co-syndication agents, and Bank of America, N.A. and Citibank, N.A., as documentation agents, dated as of February 3, 2015.

10.5	Parent Guaranty by Xenia Hotels & Resorts, Inc. for the benefit of JPMorgan Chase Bank, N.A., as administrative agent, dated as of February 3, 2015.

10.6	Form of Stock Payment Award Grant Notice and Agreement.

99.1	Press Release of Xenia Hotels & Resorts, Inc., dated as of February 4, 2015.